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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------

Date of Report (Date of earliest event reported):

February 27, 2003

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)

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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)


                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)


                                 (240) 264-2000
                               (Telephone Number)

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ITEM 5. OTHER EVENTS.

     On February 27, 2003, Digex issued the attached press release announcing that on February 28, 2003, Digex's common stock will be delisted from the Nasdaq SmallCap Market and will move to the OTC Bulletin Board(R).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit 99.1 Press Release dated February 27, 2003: "Digex Announces Move to the OTC Bulletin Board(R)"




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 3, 2003

                               DIGEX, INCORPORATED
                                  (Registrant)

                               /s/ T. SCOTT ZIMMERMAN
                               -----------------------
                               T. Scott Zimmerman
                               Chief Financial Officer